UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 29, 2007

                                    CDEX Inc.
             (Exact name of registrant as specified in its charter)



           NEVADA                      000-49845                52-2336836
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

               1700 Rockville Pike, Suite 400, Rockville, MD 20852
                    (Address of principal executive offices)

                                 (301) 881-0080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Effective November 7, 2005, CDEX Inc. ("the Company") entered into a strategic distribution agreement ("Agreement) with Baxa Corporation ("Baxa"). The Agreement provides for Baxa to be the exclusive distributor of CDEX's ValiMed(TM) solution for medication verification for healthcare organizations in the United States and Canada. Based on market experience and knowledge gained in 2006, the parties entered into an Amendment to Reseller Agreement ("Amendment) effective January 30, 2007 to strengthen their relationship and the distribution of Valimed (TM). The Amendment specifies the base pack of drug signatures to be installed on Valimed(TM) units and provides a process and terms for additional signatures, provides a fixed schedule for delivery, and waives Baxa's purchase requirements to maintain distribution exclusivity.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In fiscal 2006, the Company sold and delivered Valimed (TM) units to Baxa which requested the units to be held at the Company's facility in Arizona , pending shipping instructions from Baxa's end-user customer. The Valimed (TM) units were paid for and revenue was reported in the company's second and third quarter 10QSB filings. Upon further review, and in consultation with its independent auditor and the SEC, the Company concluded on January 29, 2007 to revise its accounting procedure for such transactions and recognize revenue only at such time as the Company receives a fixed schedule for delivery from its customers. Accordingly, $252,000 and $112,000 of revenue previously recognized in the second and third quarters of 2006, respectively, will be reflected as deferred revenue in fiscal 2006, which the Company expects to recognize as revenue in fiscal 2007.

The Company expects to file amended 10-QSB's for the second and third quarter of 2006 and its 10-KSB for fiscal year 2006 by February 13, 2007.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Amendment to Reseller Agreement, dated as of January 30, 2007, by and between the Company and Baxa.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CDEX Inc.

Date: February 1, 2007                   By:  /s/ Timothy Shriver
                                              ----------------------------------
                                              Timothy Shriver
                                              Chief Executive Officer, President